Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes
Income Taxes

12. Income Taxes

Cayman Islands and British Virgin Islands (“BVI”)

Under the current laws of the Cayman Islands and BVI, the Company is not subject to tax on its income or capital gains. In addition, the Cayman Islands and BVI do not impose withholding tax on dividend payments.

PRC and Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, our subsidiaries established in Hong Kong are subject to 16.5% income tax on their taxable income generated from operations in Hong Kong. In addition, payments of dividends from our Hong Kong subsidiaries to us are not subject to any Hong Kong withholding tax.

Under the Law of the People’s Republic of China on Enterprise Income Tax (“EIT Law”), domestically-owned enterprises and foreign-invested enterprises are subject to a uniform tax rate of 25% on taxable income.

The tax expense comprises:

	Years Ended December 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	USD

Current Tax	97,857,914	141,126,316	163,676,039	23,805,693
Deferred Tax	(15,245,782)	(18,127,807)	(33,820,672)	(4,919,013)
Total	82,612,132	122,998,509	129,855,367	18,886,680

Reconciliation between the statutory tax rate to income before income taxes and the actual provision for income taxes is as follows:

	Years Ended December 31,
	2016	2017	2018
PRC income tax rate	25.00%	25.00%	25.00%
Expenses not deductible for income tax purposes	2.18%	1.62%	(9.47)%
Goodwill impairment	—	—	(44.22)%
Losses not deductible for income tax purposes	—	—	(5.40)%
Tax-free income	—	(1.75)%	1.10%
Valuation allowance of deferred tax assets	—	—	(55.56)%
Uncertain tax position impact	0.18%	(1.09)%	—
Different tax rate of subsidiary operation in other jurisdiction	(0.81)%	(1.13)%	2.81%
Effective income tax rate	26.55%	22.65%	(85.74)%

The principal components of the deferred income tax asset and liabilities are as follows:

	As of December 31,
	2017	2018	2018
	RMB	RMB	USD
Deferred tax assets:
Deferred revenue	50,156,971	38,727,695	5,632,710
Accrued expenses	1,492,796	112,027,905	16,293,782
Tax loss carry forward	19,157,917	34,376,091	4,999,795
Allowance for doubtful debts	999,354	—	—
Exchange gain	4	—	—
Gross deferred tax assets	71,807,042	185,131,691	26,926,287
Valuation allowance	—	(84,146,463)	(12,238,595)
Net deferred tax assets	71,807,042	100,985,228	14,687,692

Deferred tax liabilities:
Amortization of intangible assets	4,717,167	198,187	28,825
Total deferred tax liabilities	4,717,167	198,187	28,825

Movement of the valuation allowance is as follows:

	As of December 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	USD
Balance as of January 1	—	—	—	—
Additions	—	—	84,146,463	12,238,595
Write-offs	—	—	—	—
Balance as of December 31	—	—	84,146,463	12,238,595

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will be more likely than not realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses and forecasts of future profitability. These assumptions require significant judgment and the forecasts of future taxable income are consistent with the plans and estimates the Group is using to manage the underlying businesses. Valuation allowances are established for deferred tax assets based on a more likely than not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the future periods provided for in the tax law. As of December 31, 2018, operating loss carried forward amounted to RMB145.3 million for the PRC and HK income tax purposes. The loss carrying forward will begin to expire in 2020. Valuation allowance of RMB84,146,463 was recorded as of December 31, 2018 for the entities that are not more likely than not to realize the net operating loss carry forward.

Undistributed earnings of the Company’s PRC subsidiaries of approximately RMB1,027.3 million at December 31, 2018 are considered to be indefinitely reinvested and, accordingly, no provision for PRC dividend withholding tax has been provided thereon. Upon distribution of those earnings, in the form of dividends or otherwise, the Group would be subject to the then applicable PRC tax laws and regulations. The amounts of unrecognized deferred tax liabilities for these earnings are in the range of RMB51.4 million to RMB102.7 million, as the withholding tax rate of the profit distribution will be 5% or 10% depending upon whether the immediate offshore companies can enjoy the preferential withholding tax rate of 5%.

Aggregate undistributed earnings of the Company’s VIEs and its VIEs’ subsidiaries located in the PRC that are available for distribution to the Company were approximately RMB208.0 million as of December 31, 2018. A deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting amounts over tax basis amount in domestic subsidiaries. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Company has not recorded any such deferred tax liability attributable to the undistributed earnings of its financial interest in VIEs because it believes such excess earnings can be distributed in a manner that would not be subject to income tax.

The Group has made its assessment of the level of tax authority for each tax position (including the potential application of interest and penalties) based on the technical merits, and has measured the unrecognized tax benefits associated with the tax positions.

The Group does not anticipate any significant increases or decreases to its liability for unrecognized tax benefits within the next 12 months. According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB0.1 million is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is 10 years. There is no statute of limitations in the case of tax evasion.

RMB
Uncertain tax position—January 1, 2016	5,372,253
Gross increases—accrued interest in current period	566,563
Exchange rate translation	—
Uncertain tax position—December 31, 2016	5,938,816
Gross increases—accrued interest in current period	—
Reversal	(5,938,816)
Uncertain tax position—December 31, 2017 and December 31, 2018	—